THE BAIRD FUNDS, INC.
                          777 East Wisconsin Avenue
                          Milwaukee, Wisconsin 53202


                               January 22, 1996


VIA EDGAR
---------


Securities and Exchange Commission
Division of Investment Management
450 Fifth Street, N.W.
Washington, D.C. 20549

     Re:  The Baird Funds, Inc.
          1933 Act File No. 33-48892
          1940 Act File No. 811-6714
          Rule 497(j) Certification

Ladies and Gentlemen:

     On behalf of The Baird Funds, Inc. (the "Registrant") and in accordance with Rule 497(j), in lieu of filing under paragraph 497(c), I hereby certify that the form of Prospectus and Statement of Additional Information of the Baird Quality Bond Fund, a portfolio of the Registrant, that would have been filed under paragraph (b) or (c) of Rule 497 would not have differed from that contained in Post-Effective Amendment No. 4 (the "Amendment") to the Registrant's Registration Statement on Form N-1A, the most recent amendment filed relating to such Prospectus and Statement of Additional Information, and that the text of the Amendment has been filed electronically.
     Please contact me at (414) 765-3618 if you have any questions or concerns regarding this filing.

                              Very truly yours,

                              /s/ Glen F. Hackmann

                              Glen F. Hackmann
                              Treasurer and Secretary

cc:  Frank J. Donaty
     Camille Wildes
     Fredrick Lautz